UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

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MIDDLEBURG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On March 27, 2009, Middleburg Financial Corporation (the “Company”) entered into a Stock Purchase Agreement in which it agreed to sell 454,545 shares of the Company’s common stock (the “Shares”) to David L. Sokol for an aggregate purchase price of $5,000,000 (the “Sale”).

The Sale was to be consummated in two closings, the first of which occurred on March 31, 2009. The second closing occurred on June 2, 2009 with the sale of 258,545 Shares to Mr. Sokol for the purchase price of $2,844,000. The Company relied upon Section 4(2) of the Securities Act for the exemption from registration for this issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: June 5, 2009	By:	/s/ Gary R. Shook

Gary R. Shook

President